UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MERCER INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MERCER VOTE Online Go to www.investorvote.com/merc or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Mercer International Inc. Shareholder Meeting to be Held on May 31, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. The 2023 Proxy Statement and 2022 Annual Report on Form 10-K to shareholders are available at: www.investorvote.com/merc Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/merc. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 16, 2023 to facilitate timely delivery. 2NOT 03SW8B

Shareholder Meeting Notice The 2023 Annual Meeting of Shareholders of Mercer International Inc. will be held on Wednesday, May 31, 2023 at 10:00 am (Vancouver Time) virtually via the Internet at www.meetnow.global/MA9L422 or in person at 700 West Pender Street, Suite 1120, Vancouver, British Columbia, V6C 1G8, Canada. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 and 3, and 1 YEAR for Proposal 4: 1. Election of Directors: 01 - Jimmy S.H. Lee 02 - Juan Carlos Bueno 03 - William D. McCartney 04 - James Shepherd 05 - Alan C. Wallace 06 - Linda J. Welty 07 - Rainer Rettig 08 - Alice Laberge 09 - Janine North 10 - Torbjörn Lööf 11 - Thomas Kevin Corrick 2. Approval of the advisory (non-binding) resolution to approve executive compensation. 3. Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2023. 4. Frequency of future advisory votes on executive compensation. 5. In his or her discretion, the proxyholder is authorized to vote upon such other business as may properly come before the meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/merc. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Mercer International Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 16, 2023.